UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 8, 2020

KINDRED BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36225	46-1160142
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1555 Bayshore Highway, Suite 200, Burlingame, California 94010
(Address of principal executive offices) (Zip Code)

(650) 701-7901
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	KIN	The NASDAQ Stock Market LLC
Preferred Stock Purchase Rights	KIN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.05 Costs Associated with Exit or Disposal Activities.

On June 8, 2020, Kindred Biosciences, Inc., a Delaware corporation (“KindredBio”), issued a press release announcing a plan to strengthen its strategic position by, among other things, prioritizing its most attractive late stage programs and substantially reducing its expenses to best position the company for success with the previously announced business model. A copy of the press release is attached to this Current Report on Form 8-K and is incorporated into this Item 2.05 and Item 5.02 below by reference.

This restructuring by KindredBio will reduce the company’s workforce by approximately 25 employees and will involve a restructuring charge of approximately $2.3 million related to severance payments and health care benefits, exclusive of stock compensation. KindredBio expects the restructuring to be completed in the third quarter of 2020.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

KindredBio also announced in its press release issued on June 8, 2020 that its restructuring includes the departure of Denise M. Bevers as KindredBio’s President and Chief Operating Officer. Ms. Bevers is currently anticipated to terminate her employment on July 31, 2020, although she will remain on KindredBio’s Board of Directors and will be entitled to receive compensation on the same basis as KindredBio’s other non-employee directors. Ms. Bevers is entitled to receive the severance compensation and benefits that are described in Section 4(c) of her Amended and Restated Executive Employment Agreement, which KindredBio filed as Exhibits 10.27 and 10.36 to its Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 16, 2020.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release of Kindred Biosciences, Inc. issued on June 8, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDRED BIOSCIENCES, INC.

Date: June 8, 2020	By: /s/ Wendy Wee
Wendy Wee
Chief Financial Officer